EXHIBIT 10.1
------------














                            MOAI TECHNOLOGIES, INC.


            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                               January 25, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                                         Page
                                                                                        ------
1.    REGISTRATION RIGHTS..............................................................    1

      1.1   Definitions................................................................    1
      1.2   Demand Registration........................................................    3
      1.3   Company Registration.......................................................    3
      1.4   Form S-3 Registration......................................................    4
      1.5   Underwritings..............................................................    5
      1.6   Obligations of the Company.................................................    6
      1.7   Furnish Information........................................................    7
      1.8   Expenses of Registration...................................................    8
      1.9   Delay of Registration......................................................    9
      1.10  Indemnification............................................................    9
      1.11  Reports Under Securities Exchange Act of 1934..............................   11
      1.12  Assignment of Registration Rights..........................................   12
      1.13  Limitations on Subsequent Registration Rights..............................   12
      1.14  Market Stand-Off Agreement.................................................   12
      1.15  Termination of Registration Rights.........................................   13

2.    COVENANTS OF THE COMPANY.........................................................   13

      2.1   Delivery of Financial Statements...........................................   13
      2.2   Inspection.................................................................   14
      2.3   Right to Maintain Interest.................................................   14
      2.4   Board Observer Rights......................................................   16
      2.5   Accounting Firm............................................................   16
      2.6   Vesting of Restricted Stock and Stock Options..............................   16
      2.7   Proprietary Information Agreements.........................................   16
      2.8   Use of Proceeds............................................................   17
      2.9   Accounts and Records.......................................................   17
      2.10  Availability of Common Stock for Conversion................................   17
      2.11  Key Employee Insurance.....................................................   17
      2.12  Right of First Refusal and Co-Sale Agreement...............................   17
      2.13  Termination of Covenants...................................................   17
      2.14  Aggregation of Stock.......................................................   18
      2.15  Transactions with Affiliates...............................................   18

3.    MISCELLANEOUS....................................................................   18

      3.1   Additional Parties.........................................................   18
      3.2   Successors and Assigns.....................................................   18
      3.3   Governing Law..............................................................   18
      3.4   Counterparts...............................................................   19
      3.5   Titles and Subtitles.......................................................   19

                              TABLE OF CONTENTS
                              -----------------
                                  (continued)

                                                                                        Page
                                                                                        ----
      3.6   Notices..................................................................     19
      3.7   Prevailing Party.........................................................     19
      3.8   Amendments and Waivers...................................................     19
      3.9   Severability.............................................................     20
      3.10  Delays or Omissions......................................................     20
      3.11  Entire Agreement.........................................................     20

3.12.   AMENDMENTS OF PRIOR RIGHTS AGREEMENT; WAIVER OF RIGHT OF FIRST OFFER.........     20

                            MOAI TECHNOLOGIES, INC.

            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
            ------------------------------------------------------


     This Third Amended and Restated Investors' Rights Agreement (this "Agreement") is entered into as of January 25, 2000 among Moai Technologies,
----------
Inc., a California corporation (the "Company"), the holders of the Company's
                                     -------
Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, warrants to purchase Series A Preferred Stock and warrants to purchase Series B Preferred Stock listed on Exhibit A hereto (each, an "Existing Investor"), the
                          ---------                   -----------------
holders of the Company's Series D Preferred Stock and warrants to purchase Series D Preferred Stock listed on Exhibit A hereto, as may be amended from time
                                   -------
to time (each, a "Series D Holder" and together with the Existing Investors, the
                  ---------------
"Investors"), Deva Hazarika, Frank Kang and Raymond Letulle (each, a "Founder")
 ---------                                                            -------
and Anne Perlman ("Perlman").
                   -------

                                    RECITAL

     The Company, the Founders, Perlman and the Existing Investors entered into an Amended and Restated Investors' Rights Agreement dated July 21, 1999 (the "Original Agreement"). Concurrently with the execution and delivery of this
-------------------
Agreement, the Company is issuing shares of its Series D Preferred Stock to the Series D Holders pursuant to a Series D Preferred Stock Purchase Agreement , as may be amended from time to time (the "Purchase Agreement"). A condition to the
                                       ------------------
Series D Holders' obligations under the Purchase Agreement is that the Company, the Existing Investors, Perlman and the Founders enter into this Agreement. The Company, the Existing Investors, Perlman and the Founders desire to induce the Series D Holders to purchase shares of Series D Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein. Accordingly, the Company, the Existing Investors, Perlman and the Founders wish to amend and restate the Original Agreement in its entirety as set forth herein.

                                   AGREEMENT

     1.   Registration Rights.
          -------------------

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a) The terms "register," "registered," and "registration" refer
                              --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
 --------------
registration statement or document;

               (b)  The term "Registrable Securities" means:
                              ----------------------

                    (i) the shares of Common Stock issuable or issued upon conversion of the Series A, Series B, Series C or Series D Preferred Stock of the Company (including Series D Preferred Stock issued after the date of this Agreement pursuant to an addendum or amendment to the Purchase Agreement) either held by the Investors or issuable to the Investors upon exercise of outstanding warrants to purchase Series A, Series B or Series D Preferred Stock;

                    (ii) the shares of Common Stock issued to the Founders or Perlman (the "Founders' Stock"), provided, however, that for the purposes of
              ---------------    --------  -------
Section 1.2, 1.4, 1.13 and 3.1 the Founders' Stock shall not be deemed Registrable Securities and none of the Founders or Perlman shall be deemed Holders;

                    (iii) the shares of Common Stock issued in the names of Richard Miller and Marco DeMiroz on or prior to the date of this Agreement;

                    (iv) up to 250,000 shares of Common Stock issued or issuable upon conversion of Series D Preferred Stock issued or issuable upon exercise of warrants to purchase Series D Preferred Stock issued after the date hereof to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, the terms of which approved are by the Board of Directors of the Company, which entities are added as parties hereto pursuant to Section 3.1; and

                    (v) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii),
(iii), (iv) and (v); provided, however, that the foregoing definition shall
                     --------  -------
exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

          (c) The number of shares of "Registrable Securities then outstanding"
                                       ---------------------------------------
shall be determined by the number of shares of Common Stock outstanding which are Registrable Securities and the number of shares of Registrable Securities that are shares of Common Stock issuable pursuant to then exercisable and/or convertible securities;

          (d) The term "Holder" means any person owning or having the right to
                        ------
acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 hereof;

          (e) The term "Form S-3" means such form under the Securities Act as in
                        --------
effect on the date hereof or any successor form under the Securities Act; and

          (f) The term "SEC" means the U.S. Securities and Exchange Commission.
                        ---

          1.2  Demand Registration.
               -------------------

               (a) If the Company shall receive at any time after the earlier of
(i) August 17, 2002 or (ii) six (6) months after the effective date of the first registration statement under the Securities Act for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities in which the anticipated aggregate offering price, net of underwriting discounts and commissions, would equal or exceed $10,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.2(b), use its best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with
Section 3.6.

               (b) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the
                                                  --------  -------
Company may not utilize this right more than once in any twelve-month period.

               (c) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                   (i) After the Company has effected one (1) registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

                   (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred fifty (150) days after the effective date of, a registration described in Section 1.3; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                   (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4.

          1.3  Company Registration.  If (but without any obligation hereunder
               --------------------
to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities
Act), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty-five (25) days after mailing of such notice by the Company in accordance with Section 3.6, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders of not less than twenty-five percent (25%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price, net of underwriting discounts and commissions, of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the proposed effective date of the registration so requested, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; or
(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.5  Underwritings.
               -------------

               (a) If the Holders initiating a registration request pursuant to
Section 1.2 or 1.4 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to such Section and the Company shall include such information in the written notice referred to in
Section 1.2(a) or 1.4(a), as the case may be. The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of
Section 1.2 or 1.4, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under
Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities then outstanding owned by each Holder or in such other proportions as shall mutually be agreed to by such selling Holders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included; (ii) any shares being sold by a shareholder other than a Holder be included in such offering; or (iii) any securities held by a Founder or Perlman be included if any securities held by any selling Investor are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is a partnership or corporation, the partners, retired partners and shareholders or other entities controlled by, controlling or under common control with, of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro-rata reduction with respect to such
        --------------
"selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

          1.6  Obligations of the Company.  Whenever required under this
               --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days; provided however, that such 120 day period shall be extended for a period of
-------- -------
time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed, or, in the case of a registration pursuant to Section 1.2, to list such Registrable Securities on the Nasdaq National Market or the New York Stock Exchange.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities provided that, in the event, securities are not being sold through an underwriter such letter shall be reasonably acceptable to a majority in interest of the Holders requesting registration.

          1.7  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in
Section 1.2(a) or Section 1.4(b)(ii), whichever is applicable.

          1.8  Expenses of Registration.
               ------------------------

               (a) Demand Registration.  All expenses other than underwriting
                   -------------------
discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, (i) the Holders have learned of a material adverse change in the condition or business of the Company from that known or reasonably foreseeable to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, or (ii) the Holders have provided the Company with a written opinion of legal counsel to the Holders advising the Holders that the registration statement, or any prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, then, in each case, the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

               (b) Company Registration.  All expenses other than underwriting
                   --------------------
discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

               (c) Registration on Form S-3.  All expenses other than
                   ------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to
Section 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of one counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

          1.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification. In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder, severally but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the

Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay (based on such Holder's pro rata portion of the number of Registrable Securities included in such offering), as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of its liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no Investor shall be required to assume any liability that such Investor would not have been liable to assume had the indemnifications provisions contained in this Section 1.10 been enforceable.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11  Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act;

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form; and
               (e) upon the written request of a Major Investor (as defined in Section 2.1 below), such information with Major Investor shall reasonably request, provided that the Company shall not be required to provide any Major Investor with information that could cause competitive harm to the Company.

         1.12  Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least ten percent (10%) of a Holder's Registrable Securities set forth on Exhibit A (or all of such Holder's Registrable Securities if such
         ---------
Holder holds less than ten percent (10%) of such amount) provided that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (b) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act, (c) such transferee agrees in writing to be bound by the provisions of this Agreement, and (d) such transferee is not an actual or potential competitor of the Company, as determined in good faith by the Company's Board of Directors. Notwithstanding the foregoing, any Holder may transfer its rights to cause the Company to register Registrable Securities pursuant to this Section 1 without regard to the minimum number of Registrable Securities described in the first sentence of this Section 1.12 if the transferee is a constituent partner or member of such Holder or an entity controlling, controlled by or under common control with such Holder.

         1.13  Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to
Section 1.2. To the extent any consent granted pursuant to this Section 1.13 adversely affects one Investor in a manner different from every other Investor, the consent of such adversely affected Investor shall be required.

         1.14  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
               ----------------------------
during the period of duration (up to, but not exceeding, one hundred eighty
(180) days) specified
by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the Company's first registration statement filed under the Securities Act for the sale of its securities to the public, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except securities purchased in the initial public offering or acquired pursuant to an open market transaction with a third party other than the Company, provided that all Founders, all officers and directors of the Company, all one percent security holders and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

         1.15  Termination of Registration Rights.  No Holder shall be entitled
               ----------------------------------
to exercise any right provided for in this Section 1 after the earlier of (a) seven (7) years following the effective date of the Company's first registration statement filed under the Securities Act for the sale of its securities to the public or (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration provided that such Holder owns less than one percent of the Company's outstanding capital stock.

     2.  Covenants of the Company.
         ------------------------

         2.1   Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
each Investor holding, and to transferees of, at least 200,000 shares of Registrable Securities (each, a "Major Investor"):
                                 --------------

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited
                                                           ----
and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

               (c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

               (d) as soon as practicable, but in any event no later than the beginning of each fiscal year, a budget and business plan for such fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

               (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that maybe required by GAAP) and fairly present the condition of the Company and its results of operation for the period specified, subject to year end audit adjustments.

          2.2  Inspection.  The Company shall permit each Major Investor, at
               ----------
 such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3  Right to Maintain Interest.
               --------------------------

               (a) Mechanics.  Each time the Company proposes to offer any
                   ---------
shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall notify each Major Investor thereof and permit each Major Investor to participate in such offering in order to maintain its percentage ownership interest in the Company in accordance with the following provisions:

                   (i) The Company shall deliver a notice ("Notice") to each
                                                            ------
Major Investor stating (A) its bona fide intention to offer such Shares; (B) the number of such Shares to be offered; and (C) the price and terms, if any, upon which it proposes to offer such Shares.

                   (ii) Within fifteen (15) days after delivery of the Notice, each Major Investor may submit to the Company an irrevocable commitment to purchase or obtain, within thirty-five (35) days after receipt of the Notice, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock and Preferred Stock then held by such Major Investor bears to the total number of shares of Common Stock and Preferred Stock then outstanding. In the event one or more Major Investors do not elect to exercise its or their right to purchase Shares pursuant to this Section 2.3(a), such right shall be reallocated to each Major Investor, if any, exercising its right, such reallocation to be on a pro rata basis (based upon the proportion that the number of shares of Common Stock and Preferred Stock then held by such Major Investor bears to the total number of shares of Common Stock and Preferred Stock then outstanding), provided that the Company shall have offered such reallocation right to the participating Major Investors at least five (5) days prior to the expiration of such 35-day period and provided further that such right to purchase Shares must be exercised, if at all, prior to the expiration of such 35-day period.

               (iii) The Company may, during the 60-day period following the expiration of the 35-day period provided in Section 2.3(a)(ii), offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless the Investors are permitted to maintain their percentage ownership interest in the Company in such offering in accordance with this Section 2.3.

           (b) Exclusions.  The right to maintain interest in this Section 2.3
               ----------
shall not be applicable to the issuance of:

               (i) shares of Common Stock (or options or warrants therefor) referenced in Section 4(d)(ii)(B) of the Company's Fourth Amended and Restated Articles of Incorporation;

               (ii) shares of Common Stock in connection with the Company's first registration statement filed under the Securities Act for the sale of its securities to the public;

               (iii) securities pursuant to the conversion or exercise of securities;

               (iv) securities in connection with the acquisition by the Company of another entity, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

               (v) up to 250,000 shares of Series D Preferred Stock and up to 1,000,000 shares of Common Stock to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board of Directors;

               (vi) securities to any person or entity in which such issuance is approved by the Board of Directors (including all directors designated by the holders of the Company's Preferred Stock) in connection with a strategic business relationship between the Company and such person or entity also involving material marketing, distribution, product development or technology licensing rights, as determined in good faith by the Board of Directors of the Company; or

               (vii)  up to 3,745,318 shares of Series D Preferred Stock.

               (c) Assignment of Right.  Each Major Investor shall be permitted
                   -------------------
to assign the right to maintain interest in this Section 2.3 to constituent partners or members of such Major Investor or any entity controlling, controlled by or under common control with such Major Investor.

               (d) Waiver of Right to Maintain Interest.  The Existing Investors
                   ------------------------------------
hereby waive their right to maintain interest, including the notice provisions thereof, set forth in Section 2.3 of the Original Agreement, with respect to the issuance of up to 3,745,318 shares of Series D Preferred Stock.

         2.4   Board Observer Rights. Tredegar Investments, HarbourVest Partners
               ---------------------
V-DirectFund L.P. ("HarbourVest"), UPS General Services Co. ("UPS"), Reuters Holdings Switzerland SA and Vortex Partners MTI, L.P. (each, a "Strategic
                                                                ---------
Investor") shall each be entitled to designate a non-voting observer to attend
--------
and participate in, and receive all notices and materials provided to the members of the Board of Directors of the Company at all meetings of the Board of Directors of the Company (in each case, a "Non-voting Observer"). In the event
                                           -------------------
the Board of Directors determines in good faith that the presence of any Non-voting Observer (i) would violate the Company's attorney-client privilege or
(ii) could cause competitive harm to the Company, such Non-voting Observer shall be excluded from such portion of the meeting as the Board of Directors shall designate. Notwithstanding the foregoing, no Strategic Investor shall be entitled to designate a Non-Voting Observer at any time during which a designee of such Strategic Investor serves as a director of the Company.

          2.5  Accounting Firm.  The Company shall retain the services of a
               ---------------
national accounting firm until such time as the Board of Directors determines otherwise, such determination to include the affirmative vote of either (a) a majority of the directors nominated by the holders of Series A and Series B Preferred Stock, or (b) director(s) representing, in the aggregate, a majority in interest of the outstanding Series A and Series B Preferred Stock (or Common Stock issuable upon conversion thereof).

          2.6  Vesting of Restricted Stock and Stock Options.  The Company shall
               ---------------------------------------------
ensure that all future grants of restricted stock or options to purchase Common Stock to any officer or employee of the Company vest at a rate no faster than 1/48th per month and shall not accelerate without affirmative vote of either (a) a majority of the directors nominated by the holders of Series A and Series B Preferred Stock or (b) director(s) representing, in the aggregate, a majority in interest of the outstanding Series A and Series B Preferred Stock (or Common Stock issuable upon conversion thereof).

          2.7  Proprietary Information Agreements.  Each person employed by the
               ----------------------------------
Company in a technical or management position shall, as a condition to the commencement and continuation of their employment with the Company, execute a proprietary information agreement in a form satisfactory to the Company's Board of Directors.

          2.8  Use of Proceeds.  The Company will use the proceeds from the sale
               ---------------
of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement of even date herewith for general corporate purposes.

         2.9   Accounts and Records.  The Company will keep true records and
               --------------------
books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

         2.10  Availability of Common Stock for Conversion.  The Company will
               -------------------------------------------
not issue or agree to issue any shares of Common Stock or options, rights or warrants to purchase Common Stock or securities convertible into or exchangeable for Common Stock or take any other action if, after giving effect thereto, the number of shares of Common Stock remaining unissued and duly reserved for issuance upon conversion of shares of the Company's Preferred Stock then outstanding shall be insufficient to permit conversion of all the then outstanding shares of the Company's Preferred Stock after giving effect to any adjustment pursuant to the Company's Fourth Amended and Restated Articles of Incorporation.

         2.11  Key Employee Insurance.  The Company will use its best efforts
               ----------------------
following the closing to cause to be maintained, with sound and reputable insurers, term life insurance and on the life of Anne Perlman in the amount of $2,000,000 and on the lives of Deva Hazarika and Frank Kung in the amount of $500,000 each. Such policy shall be owned by the Company and all benefits thereunder shall be payable to the Company.

         2.12  Right of First Refusal and Co-Sale Agreement.  Unless the Board
               --------------------------------------------
of Directors determines it is not necessary, the Company shall use commercially reasonable efforts to cause each shareholder of the Company holding in excess of (10%) of the Company's Common Stock to become a party to the Third Amended and Restated Right of First Refusal and Co-Sale Agreement, as amended from time to time, dated as of the date hereof, among the Company and the other parties thereto.

         2.13  Termination of Covenants.  The covenants set forth in Sections
               ------------------------
2.1 through Section 2.12 shall terminate and be of no further force or effect upon the earliest of (a) the effective date of the Company's first registration statement filed under the Securities Act for the sale of its securities to the public; (b) the closing of the sale, conveyance, or other disposition or encumbrance of all or substantially all of the Company's assets or business or the merger into or consolidation with any other entity (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which at least fifty percent (50%) of the voting power of the Company is disposed of (other than a merger effected exclusively for the purpose of changing the domicile of the Company). The covenants set forth in Sections
2.1 and 2.2 shall terminate and be of no further force or effect upon when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act.

         2.14  Aggregation of Stock.  For purposes of the share threshold used
               --------------------
in determining which Investors are "Major Investors" under this Agreement, (i) all shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together and (ii) if any investment company together with other investment companies advised by the same investment adviser owns the minimum number of shares required to be a "Major Investor," each such investment company shall have the rights of a Major Investor hereunder.

          2.15 Transactions with Affiliates. The Company shall not, without the
               ----------------------------
approval of the disinterested members of the Company's Board of Directors, engage in any loans, leases, contracts or other transactions with any director, officer or key employee of the Company, or any member of any such person's immediate family, including the parents, spouse, children and other relatives of any such person, or any entity controlled by the Company, its officers or directors or, to the Company's knowledge, any entity controlled by any member of such person's immediate family, including the parents, spouse, children and other relatives of such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by the Board of Directors.

     3.   Miscellaneous.
          -------------

          3.1  Additional Parties. In the event of (a) an additional closing or
               ------------------
closings of the purchase of shares of Series D Preferred Stock pursuant to an addendum or amendment to the Purchase Agreement or (b) the issuance of up to 250,000 shares of Series D Preferred Stock to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, the terms of which approved are by the Board of Directors, then upon execution of a signature page counterpart hereto by any such purchaser and without need for an amendment hereto except to add such purchaser's name to Exhibit A hereto (which addition shall not require the consent of any party
---------
hereto other than the Company), such purchaser shall become a party to this Agreement, shall be deemed an "Investor" and a "Series D Holder" for purposes of this Agreement, and shall have the identical rights and obligations hereunder as the other Investors, in each case as of the date of execution of such counterpart signature page.

          3.2  Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.3  Governing Law. This Agreement and all acts and transactions
               -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

          3.4  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature pages hereto or on Exhibit A hereto or as subsequently modified by
                                 ---------
written notice, and if to the Company, with a copy to Donald M. Keller, Jr., Venture Law Group, 2800 Sand Hill Road, Menlo Park, CA 94025.

          3.7  Prevailing Party.  If any action at law or in equity is necessary
               ----------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.8  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders' Stock; provided that if such amendment has the effect of affecting the Founders' Stock (a) in a manner different than securities issued to the Investors and (b) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock, provided further that any amendment or waiver that affects any Investor in a manner different from all other Investors shall not be binding upon such adversely affected Investor without such Investor's written consent, provided further that any amendment of
Section 1.14 shall require the consent of each holder of greater than 1,000,000 shares of Series D Preferred Stock (after application of the aggregation principles provided in Section 2.14 hereof). Any waiver, permit, consent or approval of any kind or character on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver on the part of any party to this Agreement of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.
          3.9  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          3.10   Delays or Omissions.  No delay or omission to exercise any
                 -------------------
right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

          3.11   Entire Agreement.  This Agreement constitutes the entire
                 ----------------
agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

          3.12.  Amendments of Prior Rights Agreement; Waiver of Right of First
                 --------------------------------------------------------------
Offer.  Effective and contingent upon execution of this Agreement by the
-----
Company and the holders of a majority of the Registrable Securities, as that term is defined in the Original Agreement, not including the Founders Stock, as that term is defined in the Original Agreement, and upon closing of the transactions contemplated by the Purchase Agreement, the Original Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders, and the Investors hereby agree to be bound by the provisions hereof as the sole agreement of the Company, the Founders and the Investors with respect to registration rights of the Company's securities and certain other rights, as set forth herein. Each of the Existing Investors, to the extent such Existing Investor holds the right to maintain interest set forth in Section 2.3 of the Original Agreement, hereby waives, on behalf of itself and all other holders of such right, such right to maintain interest with respect to the sale of Series D Preferred Stock pursuant to the Purchase Agreement or any addendum or amendment thereto.

                           [Signature Pages Follow]

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                   FOUNDERS:

MOAI TECHNOLOGIES, INC.



By:  /s/ Anne Perlman                      /s/ Deva Hazarika
     -------------------------------       ------------------------------------
     Anne Perlman, President and CEO       Deva Hazarika


Address:  25 Lusk Street                   Address:  c/o Moai Technologies, Inc.
          San Francisco, CA 94107                    25 Lusk Street
          Fax:  (415) 625-1200                       San Francisco, CA 94107



/s/ Anne Perlman                           /s/ Frank Kang
------------------------------------       ------------------------------------
Anne Perlman                               Frank Kang

Address:  [ADDRESS]
                                           Address:  c/o Moai Technologies, Inc.
                                                     25 Lusk Street
                                                     San Francisco, CA 94107



                                           /s/ Raymond Letulle
                                           ------------------------------------
                                           Raymond Letulle


                                           Address:  c/o Moai Technologies, Inc.
                                                     25 Lusk Street
                                                     San Francisco, CA 94107


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

AC VENTURES, B.V.

By: /s/ Michael L. Emmons
   ------------------------------------

Name: Michael L. Emmons
      ---------------------------------

Title: Managing Director
       --------------------------------

Address:  c/o Anderson Consulting LLP
          1661 Page Mill Road
          Palo Alto, CA 94304
          Attn: Chief Financial Officer

Fax:


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

EASTMAN CHEMICAL COMPANY

By:  /s/ Roger K. Mowen, Jr.
     ----------------------------------

Name:  Roger K. Mowen, Jr.
       --------------------------------

Title:  VP Customer First and CIO
        -------------------------------

Address:  100 N. Eastman Road
          Kingsport, TN 37662
          Attn: Sean Bowen

Fax:


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

INTEL 64 FUND, LLC

By: INTEL 64 FUND OPERATIONS, INC.,
 its Coordinating Member

By:  /s/ Noel Lazo
     ----------------------------------

Name:  Noel Lazo
       --------------------------------

Title:  Assistant Treasurer
        -------------------------------

Address:  Intel 64 Fund Operations, Inc.
          2200 Mission College Blvd.
          Santa Clara, CA 95052
          Attn:  Portfolio Manager

Fax: (408) 765-6038


INTEL CORPORATION

By:  /s/ Noel Lazo
     ----------------------------------

Name:  Noel Lazo
       --------------------------------

Title:  Assistant Treasurer
        -------------------------------

Address:  2200 Mission College Blvd.
          Santa Clara, CA 95052
          Attn: Portfolio Manager

Fax:


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

HEWLETT-PACKARD COMPANY

By: /s/ Nicholas J. Earle
    ---------------------
Name:  Nicholas J. Earle
Title: Vice President and Chief Marketing Officer
       Enterprise and Commercial Business

Address: Hewlett-Packard Company
         19111 Pruneridge Avenue
         Building 44 - MS UT
         Cupertino CA 95014

Fax: (408) 447-6992

With copy to:

Attn: General Counsel
Hewlett-Packard Company
3000 Hanover Street, MS 20BQ
Palo Alto, CA 94304

Fax: (650) 857-4392


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

MLBC, INC.

By: /s/ Greg Philips
    -----------------------------------

Name: Greg Philips
      ---------------------------------

Title: Board Member
       --------------------------------

Address: c/o Merrill Lynch & Co., Inc.
         222 Broadway, 17/th/ Floor
         New York, NY 10038

Fax: (212) 670-4517



                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

SELIGMAN COMMUNICATIONS AND
INFORMATION FUND, INC.

By: J. & W. Seligman & Co. Incorporated,
    its investment advisor

By: /s/ Richard R. Schmaltz
    -----------------------------------
Name: Richard R. Schmaltz
      ---------------------------------
Title: Managing Director
       --------------------------------

SELIGMAN NEW TECHNOLOGIES
FUND, INC.

By: J. & W. Seligman & Co. Incorporated,
    its investment advisor

By: /s/ Richard R. Schmaltz
    -----------------------------------
Name: Richard R. Schmaltz
      ---------------------------------
Title: Managing Director
       --------------------------------

SELIGMAN INVESTMENT OPPORTUNITIES
(MASTER) FUND - NTV PORTFOLIO

By: J. & W. Seligman & Co. Incorporated,
    its investment advisor

By: /s/ Richard R. Schmaltz
    -----------------------------------
Name: Richard R. Schmaltz
      ---------------------------------
Title: Managing Director
       --------------------------------


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

[ROBERTSON STEPHENS & CO.]

By:
Its:


          /s/ [illegible]
        ---------------------------

                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

HARBOURVEST PARTNERS V-DIRECT FUND L.P.

By:  HVP V-Direct Associates LLC
Its: General Partner

     By:  HarbourVest Partners LLC
     Its: Managing Member


       /s/ Ofer Nemirovsky
     ----------------------------------
     Ofer Nemirovsky, Managing Director

                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

UPS GENERAL SERVICES CO.


By:  /s/ Vern D. Higberg
   ----------------------------------
   Vern D. Higberg, Vice President

                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

REDLEAF VENTURE I, L.P.

By: Redleaf Venture Management, L.L.C.


By:   /s/ C. Lloyd Mahaffey
   -----------------------------------

Name:  C. Lloyd Mahaffey
     ---------------------------------

Title: Managing Director
      --------------------------------


REDLEAF ASSOCIATES I, L.P.

By: Redleaf Venture Management, L.L.C.


By:   /s/ C. Lloyd Mahaffey
   ------------------------------------

Name:  C. Lloyd Mahaffey
     -----------------------------------

Title: Managing Director
      ----------------------------------


REDLEAF VENTURE II, L.P.

By:  Redleaf Venture Management II, L.L.C.


By:   /s/ C. Lloyd Mahaffey
   ------------------------------------

Name:  C. Lloyd Mahaffey
      ---------------------------------

Title: Managing Director
       --------------------------------


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:
REDLEAF GROUP, LLC

By:   /s/ C. Lloyd Mahaffey
   -------------------------------------

Name:  C. Lloyd Mahaffey
     -----------------------------------

Title: CEO
      ----------------------------------


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

WALDEN MEDIA & INFORMATION
TECHNOLOGY FUND, L.P.

By:  Walden Media, LLC

By:   /s/ Steven Eskenazi
   -----------------------------

Name:  Steve Eskenazi
     ----------------------------

Title: Manager
      ---------------------------


WALDEN-SBIC, L.P.

By:  Walden GP Corporation

By:   /s/ George Sarlo
   ----------------------------------

Name:  George Sarlo
     --------------------------------

Title: General Partner
      ------------------------------


WALDEN TECHNOLOGY VENTURES II, L.P.

By: Walden Technology Partners, L.P.

By:   /s/ George Sarlo
   ----------------------------------

Name:  George Sarlo
     --------------------------------

Title: General Partner
      --------------------------------


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

TGI FUND I, LC

By:  Tredegar Investments, Inc.
Its: Manager


/s/ John E. Parkey
---------------------------------------
John E. Parkey, Vice President

Address: 6501 Columbia Center
         701 - 5th Avenue
         Seattle, WA 98104


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:


By: /s/ Richard Miller
   ----------------------------
Title:
      -------------------------

By: /s/ Christopher O'Neill
   ----------------------------
Title: General Partner, Vortex Partners MTI, L.P.
      -------------------------------------------

S.I. VENTURE FUND, LLC

By: /s/ J.F. Halligan
   ----------------------------
Title: Managing Director
      -------------------------

                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

HUNT TECHNOLOGY VENTURES, L.P.

By: D.S.  Hunt Corp, ITS
    General Partner

By: /s/ David S. Hunt
   ---------------------------
Title: President
      ------------------------


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

REUTERS HOLDING SWITZERLAND SA

By: /s/ J. Taysom
   ------------------------------
Title: CEO [illegible]
      ---------------------------

      Address:    153 route de Thono
                  1245 Collonge Bellerive
                  Switzerland

BROADVISION, INC.

By: /s/ PeHong Chen
   ------------------------------
   Name: PeHong Chen
   Title: CEO


                   SIGNATURE PAGE TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

                                            Series A       Series A     Series B       Series B      Series C      Series D
                                 Common     Preferred     Preferred     Preferred     Preferred     Preferred     Preferred
         Name/Address             Stock       Stock        Warrants       Stock        Warrants       Stock         Stock
         ------------             -----       -----        --------       -----        --------       -----         -----
Walden-SBIC, L.P.                                                         734,308                     116,316        46,392
Attn: Steve Eskenazi
750 Battery Street, 7th Floor
San Francisco, CA 94111

Walden Media & Information                                              2,343,750                     371,210       148,071
 Technology Fund, L.P.
Attn: Steve Eskenazi
750 Battery Street, 7th Floor
San Francisco, CA 94111

Walden Technology Ventures II,                                            244,770                      38,790        15,465
 L.P.
Attn: Steve Eskenazi
750 Battery Street, 7th Floor
San Francisco, CA 94111

Redleaf Venture I, L.P.                       3,868,618                 1,586,992
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

Redleaf Associates I, L.P.                       48,048                    19,712
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

Redleaf Venture II, L.P.                                                                              741,158
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

Redleaf Group, LLC                                                                                                   62,422
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

                                 Series D
                                Preferred
                                 Warrants
                                 --------
Walden-SBIC, L.P.
Attn: Steve Eskenazi
750 Battery Street, 7th Floor
San Francisco, CA 94111

Walden Media & Information
 Technology Fund, L.P.
Attn: Steve Eskenazi
750 Battery Street, 7th Floor
San Francisco, CA 94111

Walden Technology Ventures II,
 L.P.
Attn: Steve Eskenazi
750 Battery Street, 7th Floor
San Francisco, CA 94111

Redleaf Venture I, L.P.
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

Redleaf Associates I, L.P.
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

Redleaf Venture II, L.P.
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

Redleaf Group, LLC
Attn: Nancy Calderon
14395 Saratoga Avenue, Suite
130
Saratoga, CA 95070

                                            Series A       Series A     Series B       Series B      Series C      Series D
                                 Common     Preferred     Preferred     Preferred     Preferred     Preferred     Preferred
         Name/Address             Stock       Stock        Warrants       Stock        Warrants       Stock         Stock
         ------------             -----       -----        --------       -----        --------       -----         -----
TGI Fund I, L.C.                              2,500,000                   1,205,028                   263,158
c/o Tredegar Investments, Inc.
Attn: John Parkey
6501 Columbia Center
701 - 5th Avenue
Seattle, WA 98104

Richard Miller                    145,834                                    70,294                    22,000         7,413
c/o Telematica
471 Emerson Street, Suite 201
Palo Alto, CA 94301

Marco DeMiroz                     145,834                                    20,000
948 Durlston Road
Redwood City, CA 94062

VLG Investments 1998                                                         17,602                    18,420
Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Donald M. Keller, Jr.                                                                                   7,896
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

James L. Brock                                                                7,544
Amicus LLC
188 The Embarcadero, Third
Floor
San Francisco, CA 94105

HarbourVest Partners, LLC                                                                           2,631,578       143,523
Attn: Ofer Nemirovsky
One Financial Center, 44th
Floor
Boston, MA 02111

Vortex Partners MTI, L.P.                                                                             326,316        17,797
Attn: Christopher O'Neill
2626 Cole Avenue, Suite 700
Dallas, TX 75204

Hunt Technology Ventures, L.P.                                                                        200,000        10,908
Attn: David Hunt
1601 Elm Street, Suite 3900
Dallas, TX 75201

                                  Series D
                                 Preferred
         Name/Address             Warrants
         ------------             --------
TGI Fund I, L.C.
c/o Tredegar Investments, Inc.
Attn: John Parkey
6501 Columbia Center
701 - 5th Avenue
Seattle, WA 98104

Richard Miller
c/o Telematica
471 Emerson Street, Suite 201
Palo Alto, CA 94301

Marco DeMiroz
948 Durlston Road
Redwood City, CA 94062

VLG Investments 1998
Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Donald M. Keller, Jr.
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

James L. Brock
Amicus LLC
188 The Embarcadero, Third
Floor
San Francisco, CA 94105

HarbourVest Partners, LLC
Attn: Ofer Nemirovsky
One Financial Center, 44th
Floor
Boston, MA 02111

Vortex Partners MTI, L.P.
Attn: Christopher O'Neill
2626 Cole Avenue, Suite 700
Dallas, TX 75204

Hunt Technology Ventures, L.P.
Attn: David Hunt
1601 Elm Street, Suite 3900
Dallas, TX 75201

                                           Series A       Series A     Series B       Series B      Series C      Series D
                                Common     Preferred     Preferred     Preferred     Preferred     Preferred     Preferred
        Name/Address             Stock       Stock        Warrants       Stock        Warrants       Stock         Stock
        ------------             -----       -----        --------       -----        --------       -----         -----
S.I. Venture Fund, LLC                                                                                526,316        28,705
Attn: John F. Halligan
1200 Gateway Blvd
Ft. Meyers, FL 33913

UPS General Services Co.                                                                              789,474        43,057
Attn: John Cayce
55 Glenview Parkway, N.E.
Atlanta, Georgia 30328

Reuters Holdings Switzerland SA                                                                     1,578,948        86,115
Attn: John Taysom
153 route de Thonon
1245 Collonge Bellerive
Switzerland

BroadVision, Inc.                                                                                     263,158        14,352
Attn: Peter Downs
585 Broadway
Redwood City, CA 94063

William Kirsch                                               26,468                      19,922
C/o Costella-Kirsch
873 Santa Cruz Avenue, Suite
207
Menlo Park, CA 94025

David Campbell                                               10,866                       9,374
C/o Costella-Kirsch
873 Santa Cruz Avenue, Suite
207
Menlo Park, CA 94025

Silicon Valley Bank                                                                      90,000
3003 Tasman Drive
Santa Clara, CA 95054

Seligman Communications and                                                                                         249,687
Information Fund, Inc.
Attn: James M. Curtis
100 Park Avenue, 8/th/ Floor
New York, NY 10017

Seligman New Technologies                                                                                           789,014
Fund, Inc.
Attn: James M. Curtis
100 Park Avenue, 8th Floor
New York, NY 10017

                                 Series D
                                Preferred
        Name/Address             Warrants
        ------------             --------
S.I. Venture Fund, LLC
Attn: John F. Halligan
1200 Gateway Blvd
Ft. Meyers, FL 33913

UPS General Services Co.
Attn: John Cayce
55 Glenview Parkway, N.E.
Atlanta, Georgia 30328

Reuters Holdings Switzerland SA
Attn: John Taysom
153 route de Thonon
1245 Collonge Bellerive
Switzerland

BroadVision, Inc.
Attn: Peter Downs
585 Broadway
Redwood City, CA 94063

William Kirsch
C/o Costella-Kirsch
873 Santa Cruz Avenue, Suite
207
Menlo Park, CA 94025

David Campbell
C/o Costella-Kirsch
873 Santa Cruz Avenue, Suite
207
Menlo Park, CA 94025

Silicon Valley Bank
3003 Tasman Drive
Santa Clara, CA 95054

Seligman Communications and
Information Fund, Inc.
Attn: James M. Curtis
100 Park Avenue, 8/th/ Floor
New York, NY 10017

Seligman New Technologies
Fund, Inc.
Attn: James M. Curtis
100 Park Avenue, 8th Floor
New York, NY 10017

                                            Series A       Series A     Series B       Series B      Series C      Series D
                                 Common     Preferred     Preferred     Preferred     Preferred     Preferred     Preferred
         Name/Address             Stock       Stock        Warrants       Stock        Warrants       Stock         Stock
         ------------             -----       -----        --------       -----        --------       -----         -----
Seligman Investment                                                                                                 209,738
Opportunities (Master) Fund -
NTV Portfolio
Attn: James M. Curtis
100 Park Avenue, 8/th/ Floor
New York, NY 10017

Robertson Stephens & Co.

AC Ventures B.V.                                                                                                    249,688
C/o Anderson Consulting LLP
1661 Page Mill Road
Palo Alto, CA 94304
Attn: Chief Financial Officer

With a copy to:
Legal Department
Anderson Consulting
100 South Wacker Drive
Chicago, IL 60606

Anderson Consulting
100 South Wacker Drive
Chicago, IL 60606

Eastman Chemical Company                                                                                            249,688
100 N. Eastman Road
Kingsport, TN 37662
Attn: Sean Bowen

Intel 64 Fund, LLC                                                                                                  624,220
Intel 64 Fund Operations, Inc.
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: Portfolio Manager
Fax Number: (408) 765-6038

With a copy to:

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: General Counsel
Fax Number: (408) 765-1859

                                       Series
                                      Preferred
         Name/Address                 Warrants
         ------------                 --------
Seligman Investment
Opportunities (Master) Fund -
NTV Portfolio
Attn: James M. Curtis
100 Park Avenue, 8th Floor
New York, NY 10017

Robertson Stephens & Co.                 31,211

AC Ventures B.V.
C/o Anderson Consulting LLP
1661 Page Mill Road
Palo Alto, CA 94304
Attn: Chief Financial Officer

With a copy to:
Legal Department
Anderson Consulting
100 South Wacker Drive
Chicago, IL 60606

Anderson Consulting                      75,000
100 South Wacker Drive
Chicago, IL 60606

Eastman Chemical Company                 15,000
100 N. Eastman Road
Kingsport, TN 37662
Attn: Sean Bowen

Intel 64 Fund, LLC
Intel 64 Fund Operations, Inc.
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: Portfolio Manager
Fax Number: (408) 765-6038

With a copy to:

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: General Counsel
Fax Number: (408) 765-1859

                                            Series A       Series A     Series B       Series B      Series C      Series D
                                 Common     Preferred     Preferred     Preferred     Preferred     Preferred     Preferred
         Name/Address             Stock       Stock        Warrants       Stock        Warrants       Stock         Stock
         ------------             -----       -----        --------       -----        --------       -----         -----
Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: General Counsel
Fax Number: (408) 765-1859

Hewlett-Packard Company                                                                                             624,220
19111 Pruneridge Avenue
Building 44 - MS UH
Cupertino CA 95014

With a copy to:

Attention: General Counsel
Hewlett-Packard Company
3000 Hanover Street, MS 20BQ
Palo Alto, CA 94304

MLBC, Inc.                                                                                                          124,843
C/0 Merrill Lynch & Co.
222 Broadway, 17/th/ Floor
New York, NY 10038
Fax Number: (212) 670-4517
                               ----------------------------------------------------------------------------------------------
 TOTALS:                           291,668     6,416,666      37,334       6,250,000     119,296     7,894,738     3,745,318
                               ----------------------------------------------------------------------------------------------

                                   Series D
                                   Preferred
                                   Warrants
                                   --------
Intel Corporation                    93,633
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: General Counsel
Fax Number: (408) 765-1859

Hewlett-Packard Company              93,633
19111 Pruneridge Avenue
Building 44 - MS UH
Cupertino CA 95014

With a copy to:

Attention: General Counsel
Hewlett-Packard Company
3000 Hanover Street, MS 20BQ
Palo Alto, CA 94304

MLBC, Inc.
C/0 Merrill Lynch & Co.
222 Broadway, 17/th/ Floor
New York, NY 10038
Fax Number: (212) 670-4517
                               -------------
TOTALS:                             308,477
                               -------------

EXHIBIT 10.1
------------

                 FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                     INVESTORS' RIGHTS AGREEMENT AND WAIVER
                     --------------------------------------

     This First Amendment to Third Amended and Restated Investors' Rights Agreement (this "Amendment") is made and entered into as of March 10, 2000 by
                 ---------
and among Moai Technologies, Inc., a California corporation (the "Company"),
                                                                  -------
Andersen Consulting LLP ("Andersen"), Hewlett-Packard Company ("HP"), Intel
                          --------                              --
Corporation ("Intel") and Eastman Chemical Company ("Eastman" and, collectively
              -----                                  -------
with AC Ventures, HP and Intel, the "Warrantholders"), the holders of the
                                     --------------
Company's Series A, Series B, Series C and Series D Preferred Stock listed on the signature pages hereto (the "Investors"), and Deva Hazarika ("Founder") and
                                 ---------                        -------
Anne Perlman ("Perlman").
               -------

                                 RECITALS
                                 --------

     A. The Company, Investors, Founder, Perlman and certain other shareholders of the Company are parties to a Third Amended and Restated Investors' Rights Agreement dated January 25, 2000 (the "Rights Agreement").
                                                         ----------------

     B.   On March 6, 2000, the Company issued Andersen a warrant (the "AC
                                                                        --
Warrant") exercisable for 75,000 shares of the Company's Series D Preferred
-------
Stock (the "AC Shares").
            ---------

     C.   Concurrently herewith, the Company is issuing HP a warrant (the "HP
                                                                           --
Warrant") exercisable for 93,633 shares of the Company's Series D Preferred
-------
Stock (the "HP Shares").
            ---------

     D. On March 6, 2000, the Company issued Intel Corporation a warrant (the "Intel Warrant") exercisable for 93,633 shares of the Company's Series D
 -------------
Preferred Stock (the "Intel Shares").
                      ------------

     E. On March 6, 2000, the Company entered into a Memorandum of Understanding to issue Eastman a warrant (the "Eastman Warrant" and,
                                               ---------------
collectively with the AC Warrant, HP Warrant and Intel Warrant, the "Warrants")
                                                                     --------
exercisable for 15,000 shares of the Company's Series D Preferred Stock (the

"Eastman Shares" and, collectively with the AC Shares, HP Shares and Intel
 --------------
Shares, the "Shares").
             ------

     F. Pursuant to Section 2.3 of the Rights Agreement, the Company granted a right of first offer to certain investors with respect to certain issuances of the Company's capital stock (the "Right to Maintain Interest").
                                  --------------------------

     G. The Company, Investors, Founder and Perlman desire to amend the Rights Agreement pursuant to Section 3.8 thereof so that Andersen, HP, Intel and Eastman shall be entitled to the registration rights set forth in Section 1 of the Restated Agreement with respect to the Shares.

     E. The Investors desire to waive the Right to Maintain Interest, on behalf of themselves and all other holders of Registrable Securities under the Rights Agreement who are entitled to the Right to Maintain Interest, to permit the issuance of the Warrants and the Series D Preferred Stock issuable upon exercise thereof (collectively, the "Securities").
                    ----------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.   Amendment.  The first sentence of Section 1.1(b)(i) of the Rights
          ---------
Agreement is hereby amended and restated in its entirety to read as follows:

     "(i) the shares of Common Stock issuable or issued upon conversion of the Series A, Series B, Series C or Series D Preferred Stock of the Company (including Series D Preferred Stock issued after the date of this Agreement pursuant to an addendum or amendment to the Purchase Agreement) either held by the Investors or issuable to the Investors upon exercise of outstanding warrants to purchase Series A Preferred Stock issued to William Kirsch and David Campbell, outstanding warrants to purchase Series B Preferred Stock issued to Silicon Valley Bank, William Kirsch and David Campbell, or outstanding warrants to purchase Series D Preferred Stock issued to Robertson Stephens, Consulting LLP, Hewlett-Packard Company, Intel Corporation and Eastman Chemical Company, or affiliates thereof, including such warrants to purchase Series D Preferred Stock issued after the date hereof;"

     2.   Waiver.  The Investors hereby waive the Right to Maintain Interest, on
          ------
behalf of themselves and all other holders of Registrable Securities under the Rights Agreement who are entitled to the Right to Maintain Interest, with respect to the issuance of the Securities.

     3.   General Provisions.
          ------------------

          3.1 Governing Law.  This Amendment and all acts and transactions
              -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

          3.2 Counterparts.  This Amendment may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Third Amended and Restated Investors' Rights Agreement as of the date and year first above written.

COMPANY:

MOAI TECHNOLOGIES, INC.


By: /s/ Anne Perlman
    ---------------------------------------------------
    Anne Perlman, President and Chief Executive Officer


ANDERSEN CONSULTING LLP

By:______________________________

Name:____________________________

Title:___________________________

Address: Andersen Consulting LLP
         1661 Page Mill Road
         Palo Alto, CA 94304


EASTMAN CHEMICAL COMPANY

By: /s/ Roger K. Mower, Jr.
   -------------------------------

Name: Roger K. Mower, Jr.
     -----------------------------

Title: Vice President
      ----------------------------

Address: 100 N. Eastman Road
         Kingsport, TN 37662

         SIGNATURE PAGE TO FIRST AMENDMENT TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

AC VENTURES, B.V.

By: /s/ Michael L. Emmons
   -----------------------------------------------------------------------------

Name: Michael L. Emmons
     ---------------------------------------------------------------------------

Title:  Managing Director
      --------------------------------------------------------------------------

Address: c/o Anderson Consulting LLP
         1661 Page Mill Road
         Palo Alto, CA 94304

         SIGNATURE PAGE TO FIRST AMENDMENT TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INTEL CORPORATION


By:    /s/ Noel Lazo
   ------------------------------------

Name:  Noel Lazo
     ----------------------------------

Title: Assistant Treasurer
      ---------------------------------

Address: 2200 Mission College Blvd.
         Santa Clara, CA 95052
Attn:    General Counsel



HEWLETT-PACKARD COMPANY


By: /s/ Illegible
   ------------------------------------
Name:  Bob Pearse

Title:  Business development Manager

Address: 1911 Pruneridge Avenue
         Building 44 - MS UH
         Cupertino, CA 95014

With a copy to: Hewlett-Packard Company
                Attn: General Counsel
                3000 Hanover Street, MS 20BQ
                Palo Alto, CA 94304

         SIGNATURE PAGE TO FIRST AMENDMENT TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

INVESTORS:

SELIGMAN COMMUNICATIONS AND
INFORMATION FUND, INC.

By:  J. & W. Seligman & Co. Incorporated,
     ITS INVESTMENT ADVISOR

By: /s/ Richard R. Schmaltz
    ----------------------------
Name: Richard R. Schmaltz
      --------------------------
Title: Managing Director
       -------------------------

SELIGMAN NEW TECHNOLOGIES
FUND, INC.

By:  J. & W. Seligman & Co. Incorporated,
     ITS INVESTMENT ADVISOR

By: /s/ Richard R. Schmaltz
    -----------------------------
Name: Richard R. Schmaltz
      ---------------------------
Title: Managing Director
       --------------------------

SELIGMAN INVESTMENT OPPORTUNITIES
(MASTER) FUND - NTV PORTFOLIO

By:  J. & W. Seligman & Co. Incorporated,
     ITS INVESTMENT ADVISOR

By: /s/ Richard R. Schmaltz
    -----------------------------
Name: Richard R. Schmaltz
      ---------------------------
Title: Managing Director
       --------------------------

         SIGNATURE PAGE TO FIRST AMENDMENT TO MOAI TECHNOLOGIES, INC.
            THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT